Exhibit 10.19.A

GBST HOLDINGS LTD

ABN 85 010 488 874

- and -

OPENMARKETS AUSTRALIA LIMITED

ABN 38 090 472 012

- and -

TRADEFLOOR IPCO PTY LTD

ABN 31 603 351 015

Deed of Novation of the Master Supply Agreement

This Deed is made on 30/9/2021

Between

(1)	GBST Holdings Ltd ABN 85 010 488 874 of Level 4, West Tower, 410 Ann Street, Brisbane, Queensland, Australia, 4000 (“GBST”); and

(2)	OpenMarkets Australia Limited ABN 38 090 472 012 of Level 40, Grosvenor Place, 225 George Street, Sydney NSW 2000 (“OpenMarkets”); and

(3)	Tradefloor IPCO Pty Ltd ABN 31 603 351 015 of Level 40, Grosvenor Place, 225 George Street, Sydney NSW 2000 (“TradeFloor”).

Whereas

(A)	GBST and OpenMarkets are parties to a Master Supply Agreement dated 17 December 2020 (the “MSA”). Under the MSA, GBST is to provide certain Supplies to OpenMarkets in accordance with the Schedules of the MSA.

(B)	The parties have agreed to novate the MSA and Existing SOWs from OpenMarkets to TradeFloor.

IT IS AGREED as follows:-

1.	Definitions and interpretation

1.1	In this Deed:

“Existing SOWs” means the Statement of Work titled “GBST Systems Implementation” dated 25 September 2020 and as amended and extended from time to time.

“Effective Date” means 1 August 2021;

“Statement of Work”, and other capitalised terms used but not defined in this Deed have the meanings given to them in the MSA.

1.2	In this Deed:

(a)	references to clauses, Schedules and paragraphs are to clauses, Schedules and paragraphs of the MSA unless otherwise stated;

(b)	headings and subheadings are for convenience only and will not affect the interpretation of the Deed;

(c)	words denoting the singular include the plural and vice versa; and words imparting a gender will include the other gender and the neuter;

(d)	a reference to any statute or statutory provision will include any subordinate legislation made under it, any provision which it has modified or re-enacted and any provision which subsequently supersedes it or re-enacts it;

(e)	a reference to “including” means including without limiting the generality of that expression.

2.	Novation and undertaking by TradeFloor

2.1	With effect from the Effective Date, the MSA and Existing SOWs will be novated as follows:

(a)	OpenMarkets will cease to be a party to the MSA and any Existing SOWs and TradeFloor will become a party to the MSA and any Existing SOWs in OpenMarkets’ place; and

(b)	all the rights and obligations of OpenMarkets under the MSA (including, rights and obligations under any Existing SOWs) will be transferred to TradeFloor; and

(c)	all references to “the Customer” or “OpenMarkets” in the MSA and any Existing SOWs will be read and construed as references to TradeFloor.

2.2	With effect from the Effective Date, TradeFloor undertakes to perform the MSA (as amended and replaced by this Deed) and Existing SOWs and to be bound by the terms of the MSA and Existing SOWs in every way as if TradeFloor were a party to the MSA and Existing SOWs in lieu of OpenMarkets.

2.3	With effect from the Effective Date, OpenMarkets and GBST each hereby release the other from any further liability to the other arising from their respective rights and obligations set out in the MSA and any Existing SOWs.

3.	Release of OpenMarkets

3.1	On and from the Effective Date, GBST hereby:

(a)	releases and discharges OpenMarkets from all claims, demands and obligations whatever arising under or in connection with the MSA and any Existing SOWs to be performed on or after the Effective Date; and

(b)	accepts the liability of TradeFloor under the MSA and any Existing SOWs in lieu of the liability of OpenMarkets; and

(c)	agrees to be bound by the terms of the MSA (as amended by this Deed) and any Existing SOWs, and to allow TradeFloor to exercise and enjoy the rights of the Customer under it, in every way as if TradeFloor had at all times been named in the MSA and any Existing SOWs as a party in place of OpenMarkets.

3.2	Save as set out in clauses 2 and 3 of this Deed, this Deed will not affect or prejudice any rights, obligations, claims or demands whatsoever which either OpenMarkets or GBST may have against each other relating to matters arising prior to the Effective Date.

4.	Notices and invoices under the Relevant Agreement

(a)	For the purposes of all provisions in the MSA regarding service of notices, the address for TradeFloor on and from the Effective Time is:

Address: Level 40, Grosvenor Place, 225 George Street, Sydney NSW 2000

5.	Representations and Warranties

Each party represents and warrants to each other party that:

(a)	the execution and delivery of this Deed has been properly authorised by all necessary corporate action of the party;

(b)	it has full corporate power and lawful authority to execute and deliver this Deed and to consummate and perform or cause to be performed its obligations under this Deed;

(c)	this Deed constitutes a legal, valid and binding obligation of the party enforceable in accordance with its terms by appropriate legal remedy; and.

(d)	the execution, delivery and performance by it of this Deed does not and will not result in a breach or default in any material respect under any agreement binding it.

6.	Costs

Each party will bear its own costs and expenses of and incidental to the negotiation, preparation and execution of this Deed.

7.	Third Party Rights

No person other than a party to this Deed has or is intended to have any right or remedy under this Deed or obtain a benefit under it.

8.	Waiver

8.1	Any failure by a party to exercise any right under this Deed will not operate as a waiver and the single or partial exercise of any right by that party will not preclude any other or further exercise of that or any other right by that party and a waiver by a party will not prejudice its rights in respect of any subsequent breach of this Deed by another party.

8.2	No right under this Deed will be deemed to be waived except by notice in writing signed by the party waiving its right or rights.

9.	Counterparts

9.1	This Deed may be signed in any number of counterparts and all such counterparts taken together will be deemed to constitute one and the same document.

10.	Entire Deed

10.1	With the exception of the Existing SOWs, this Deed (together with any other document referred to in it) will operate to the entire exclusion of any other agreement, understanding or arrangement of any kind between the parties hereto preceding the date of this Deed and in any way relating to the subject matter of this Deed and to the exclusion of any representations not expressly stated herein save for any fraudulent misrepresentations.

10.2	Each party acknowledges that it has not entered into this Deed based on any representation that is not expressly incorporated into this Deed.

10.3	This Deed (together with any other document referred to in it, including any Existing SOWs) constitutes the whole agreement and understanding of the parties as to the subject matter hereof and there are no provisions, terms, conditions or obligations, whether oral or written, express or implied, other than those contained or referred to herein.

11.	Governing Law and Jurisdiction

11.1	The laws of Queensland, Australia govern this agreement.

11.2	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of Queensland, Australia and courts competent to hear appeals from those courts.

Executed and delivered as a Deed.

Executed by GBST Holdings Ltd ABN 85 010

488 874 by:

/s/ Jillian Bannan
Authorised Signatory

Jillian Bannan
Full name of Authorised Signatory

General Counsel
Title of Authorised Signatory

Date 30/9/2021

Executed by Openmarkets Australia Ltd ABN

38 090 472 012 in accordance with Section 127

of the Corporations Act 2001

/s/ Ivan Tchourilov	/s/ Deane Sweeney
Signature of director	Signature of director/company secretary
(Please delete as applicable)

Ivan Tchourilov	CEO	Deane Sweeney	Director
Name of director (print)		Name of director/company secretary (print)

Date 28/9/2021	Date 29/9/2021

Executed by Tradefloor IPCO Pty Ltd ABN 31

603 351 015 in accordance with Section 127 of

the Corporations Act 2001

/s/ Ivan Tchourilov	/s/ Deane Sweeney
Signature of director	Signature of director/company secretary
(Please delete as applicable)

Ivan Tchourilov	CEO	Deane Sweeney	Director
Name of director (print)		Name of director/company secretary (print)

Date 28/9/2021	Date 29/9/2021